Illegible			Illegible OMB No. 0596-0082
AMENDMENT #3 FOR SPECIAL-USE AUTHORIZATION	Holder No. 1019-02	Type Site 161	Authority 2
	Issue Date 12/9/1983	Expir. Date 12/31/2013	Region 2
	Forest 10	District 8	State/County 049

This amendment is attached to and made a part of the Winter Park Recreational Association special use authorization for a four season recreation resort issued to City and County of Denver, through Winter Park Recreational Association 12/9/1983 which is hereby amended as follows:

1. Adds Exhibit “A” GFA narrative

2. Adds Exhibit “B” Gross Fixed Asset (GFA) calculation

3. Replaces all previous Developement Boundary maps, exhibit “A” Dated September 26, 1999.

4. Amends the fiscal year to October 1 to September 30 annually.

This Amendment is accepted subject to the conditions set forth herein, and to conditions 1 to 4 attached hereto and made a part of this Amendment.

Holder:	/s/ Gary J. DeFrange	Authorized Officer:	/s/ Illegible
Holder:	Gary J. DeFrange President/C.E.O	Title:	Forest Supervisor
Date:	4/4/01	Date:	4/10/01

According to the Paperwork Reduction Act of 1995, no persons are required to respond to a collection of information unless it displays a valid OMB control number. The valid OMB control number for this information collection is 0596-0082.

This information is needed by the Forest Service to evaluate requests to use National Forest System lands and manage those lands to protect natural resources, administer the use, and ensure public health and safety. This information is required to obtain or retain a benefit. The authority for that requirement is provided by the Organic Act of 1897 and the Federal Land Policy and Management Act of 1976, which authorize the Secretary of Agriculture to promulgate rules and regulations for authorizing and managing National Forest System lands. These statutes, along with the Term Permit Act, National Forest Ski Area Permit Act, Granger-Thye Act, Mineral Leasing Act, Alaska Term Permit Act, Act of September 3, 1954, Wilderness Act, National Forest Roads and Trails Act, Act of November 16, 1973, Archeological Resources Protection Act, and Alaska National Interest Lands Conservation Act, authorize the Secretary of Agriculture to issue authorizations for the use and occupancy of National Forest System lands. The Secretary of Agriculture’s regulations at 36 CFR Part 251, Subpart B, establish procedures for issuing those authorizations.

The Privacy Act of 1974 (5 U.S.C. 552a) and the Freedom of Information Act (5 U.S.C. 552) govern the confidentiality to be provided for information received by the Forest Service.

Public reporting burden for this collection of information, if requested, is estimated to average 1 hour per response for annual financial information; average 1 hour per response to prepare or update operation and/or maintenance plan; average 1 hour per response for inspection reports; and an average of 1 hour for each request that may include such things as reports, logs, facility and user information, sublease information, and other similar miscellaneous information requests. This includes the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. OMB # 0596-0082

EXHIBIT “A”
DEVELOPMENT AREA BOUNDARY MAP
WINTER PARK RECREATIONAL ASSOCIATION
SEPTEMBER 26, 1999

This narrative is attached to, make a part of, and supplements the Development Area Boundary Map for the Term Special Use Permit and the Special Use Permit issued to the Winter Park Recreational Association, dated July 9, 1983.

Activities carried on by the Permittee or its lessees pursuant to said Use Permits shall be included for the purpose of the calculation of Gross Fixed Assets and for the purpose of the calculation of fees due under the Graduated Rate Fee System,

EXCEPT the following:

•	Snow Biz Accessories

•	Winter Park Cookie Company

•	The Candy Jar

•	Club T Beach & Ski

•	Winter Park Central Reservations

•	Winter Park Travel Services, Inc.

•	First Student, Inc.

•	TIGA Advertising, Inc.

•	Mountainside Mini-Golf

•	7 Mile Clinic at West Portal

•	Amaze Ventures, Inc.

IT IS UNDERSTOOD AND AGREED that no activities developed subsequent to the date hereof shall be included herein without specific agreement. It is anticipated that this Development Area Boundary map shall be updated annually. Failure to so amend shall not automatically constitute agreement for inclusion in said calculations.

ACCEPTED AND APPROVED this 27th day of December, 2000.

Winter Park Recreational Association
By:	/s/ Gary DeFrange
Gary DeFrange, President

United States Department of Agriculture Forest Service
By:	/s/ James S. Bedwell
James S. Bedwell, U.S. Forest Supervisor

EXHIBIT “B”
GROSS FIXED ASSET CALCULATIONS
ATTACHED TO AND MAKE A PART OF THE DEVELOPMENT
AREA BOUNDARY MAP - WINTER PARK RECREATIONAL ASSOCIATION

			ADJUSTMENTS
	BALANCE SHEET ACCOUNT DESCRIPTIONS	’99-’00 Year BALANCE SHEET	DEBITS		CREDITS		GFA
WPRA
	BUILDINGS	31,321,645			797,947	1	30,523,698
	LIFTS	23,242,813					23,242,813
	VEHICLES	6,085,366					6,085,366
	TRAILS	3,088,303					3,088,303
	UTILITIES	6,264,942			230,000	2	6,034,942
	WATER RIGHTS	810,887					810,887
	SNOWMAKING	4,230,056					4,230,056
	ROADS & PARKING LOTS	6,780,640					6,780,640
	LANDSCAPING	894,291					894,291
	EQUIPMENT	12,671,308	356,614	3	65,622	3	12,962,300
	DEVELOPMENT	2,106,706			2,106,706	6	(0)
	LAND	6,394,817			6,394,817	5	(0)
	ALPINE SLIDE	924,604					924,604
	LEASEHOLD IMPROVEMENTS	187,337			187,337	4	0
SERVICES	SERVICES
	BUILDINGS	2,590,956			2,590,956	9	0
VILLAGE	VILLAGE
	LAND	3,057,795			3,057,795	7	0
	PLAN/DEVELOP	2,202,773			2,202,773	8	0
		112,855,238
		640,050			640,050	10	0
		113,495,288	356,614		18,274,003		95,577,899

ADJUSTMENTS:
CLINIC			238,140	1
CLUB T, SWEETHOOTH, COOKIE CO SNOWBIZ			158,970	1
CONCESSION EQUIPMENT	356,614	3
LEASEHOLD IMPROVEMENTS-ARLBERG			187,337	4
CITY LAND /EVANS TRAC			6,394,817	5
UTILITIES - CITY LAND			230,000	2
LEASEHOLD IMPROVEMENTS-CEN RES			320,485	1
AMTRAK BUILDING			80,352	1
MINI GOLF			65,622	3
WPRA DEVELOPMENT			2,106,706	6
VILLAGE LAND/GONDOLA LAND			3,057,795	7
VILLAGE PLAN/DEVELOPMENT			2,202,773	6
SERVICES BUILDINGS-EMPLOYEE HOUSING			2,590,956	9
WIP			640,050	10
	356,614		18,274,003

Winter Park Recreational Association
By:	/s/ Gary DeFrange
Date	1/30, 2001
Gary DeFrange, President

UNITED STATES DEPARTMENT OF AGRICULTURE, U.S. FOREST SERVICE
By:	/s/ James S. Bedwell
Date	7/24, 2001
James S. Bedwell, U.S. Forest Supervisor